Exhibit 10.1

AGREEMENT

This Agreement (this “Agreement”) is made and entered into this 7 day of April, 2015 by and between Ventureo, LLC, a New York limited liability company (“Ventureo”), and AppSoft Technologies, Inc., a Nevada corporation (the “Company”).

RECITALS:

WHEREAS, Ventureo desires to acquire 2,000,000 shares of the Company’s Series A Cumulative Convertible Preferred Stock (the “Shares”) in consideration of the payment of $50,000.00 and the transfer and assignment of a portfolio of mobile applications comprising the titles identified on Schedule A hereto (the “Portfolio”); and

WHEREAS, the Company desires to sell the Shares to Ventureo in consideration of the cash payment and transfer and assignment of the Portfolio; and

WHEREAS, as of the date of the date of this Agreement, Ventureo has furnished the Company with an aggregate of $10,292.47, which sum shall be credited against the cash portion of the purchase price to be paid by Ventureo for the Shares.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.1.        Purchase and Sale; Consideration.

(a)     Upon the terms and subject to the conditions set forth in this Agreement the Company hereby sells and issues to Ventureo the Shares and Ventureo hereby (i) tenders the sum $39,707.53 ($50,000.00 less $10,292.47 being the sum delivered to the Company or on the Company’s behalf prior to the date of this Agreement and (ii) sells, transfers, assigns and delivers, to the fullest extent permitted by applicable law, to the Company all of its rights, title, and interest in and to the Portfolio free and clear of any Encumbrance (as defined in Section 2.3, below).

(b)     Upon the terms and subject to the conditions of this Agreement, and in full consideration of the sale of the Portfolio and the payment of the cash, the Company hereby issues to Ventureo 2,000,000 shares of Series A Cumulative Convertible Preferred Stock; having the voting powers, designations, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, or restrictions rights, set forth in the Company’s Articles of Incorporation, a copy of which is attached as Exhibit A hereto (“Articles of Incorporation”).

1.2.        Additional Actions. If, at any time after the date of this Agreement, the Company shall consider in its reasonable judgment that any further bill of sale, assignment, agreement, document, instrument or assurance in law or any other things are necessary or desirable to carry out the provisions of this Agreement, then Ventureo shall execute and deliver, upon request, any instruments or assurances, and do all other things necessary or proper to carry out the provisions of this Agreement.

ARTICLE 2

REPRESENTATIONS, WARRANTIES AND COVENANTS OF VENTUREO

Ventureo hereby represents, warrants and covenants to the Company as follows:

2.1.        Organization; Existence. Ventureo is a limited liability company duly organized, validly existing and in good standing under the Laws (as hereafter defined) of the State of New York, with all requisite limited liability company power and authority to own its properties and assets and to conduct its business as presently conducted.

2.2.        Authorization, Enforcement; Validity. Ventureo (i) has all necessary limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions described herein, (ii) has duly authorized by all necessary action the execution, delivery and performance of this Agreement and the consummation of the transactions described herein and (iii) warrants that no other action is necessary by it to authorize the execution and delivery of this Agreement and the consummation of the transactions described in this Agreement. This Agreement has been duly executed and delivered by Ventureo and is the valid and binding obligation of Ventureo enforceable against it in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

2.3.        No Conflicts. The execution, delivery and performance by Ventureo of this Agreement will not, directly or indirectly, conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provisions of: (a) the certificate of formation or limited liability company operating agreement of Ventureo, (b) any lien, encumbrance, security interest, pledge, mortgage, charge, other claim, bond, indenture, agreement, contract, franchise license, permit or other instrument or obligation (“Encumbrances”) to which Ventureo is a party or is subject or by which any of its assets or properties may be bound; (c) any applicable laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court (“Laws”); or (d) any material provision of any material contract to which Ventureo is a party or by which its assets are bound.

2.4.        Consents. Ventureo is not required to obtain any consent, approval, authorization, declaration of permit of, action by, filing with, notification to or order of any governmental entity or any other Person (as hereafter defined) in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement. For purposes of this Agreement, the term “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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2.5.        Title to the Portfolio. Ventureo: (i) is the sole owner of all right, title, and interest in and to the Portfolio free and clear of any Encumbrances; (ii) has not assigned, transferred, licensed, pledged, or otherwise encumbered any portion of the Portfolio or agreed to do so; and (iii) is not aware of any violation, infringement, or misappropriation of any third party’s rights (or any claim thereof) of any mobile application included in the Portfolio. Upon the consummation of the transactions described in this Agreement, the Company will acquire good and marketable title in and to the Portfolio and each mobile application title comprising the Portfolio free and clear of any Encumbrances.

2.6.        Exemption from Registration. Ventureo acknowledges and understands that the offer and sale of the Shares issuable to the Ventureo under this Agreement are intended to be exempt from registration under the Securities Act and applicable state securities laws in reliance on exemptions from registration provided under the Securities Act of 1933, as amended (the “Securities Act”) and exemptions under applicable state securities laws.

2.7.        Accredited Investor. Ventureo confirms that all of its members are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and each such member shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

2.8.        Own Account. Ventureo is acquiring the Shares for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Ventureo’s right to sell the Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

2.9.        Experience of Ventureo. Ventureo, through its manager, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Ventureo is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

2.10.        Information. The manager of Ventureo has been granted the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the business of the Company and to obtain any additional information concerning the Company or the Shares as the manager of Ventureo deemed necessary in connection with Ventureo’s decision to purchase the Shares.

2.11.        Acknowledgment of Non-Registration of Shares; Restricted Securities. Ventureo acknowledges and agrees that (i) the Shares have not been registered under the Securities Act or the securities laws of any state and that the issuance of the Shares is being effected in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering and (ii) the Shares are “restricted securities” under the Securities Act because the Shares are being acquired in a transaction not involving a public offering and, accordingly, such Shares may not be resold without registration under the Securities Act or applicable state securities laws or the existence of an exemption therefrom. Ventureo represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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2.12.        Legends; Transfer Restrictions.

(a)     Ventureo acknowledges and agrees that the certificates evidencing the Shares and any shares of common stock of the Company issuable upon conversion of the Shares (“Conversion Shares”) will bear the following legend or one that is substantially similar to the following legend:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b)     Ventureo will not transfer any or all of the Shares or the Conversion Shares absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such securities, without first providing the Company with an opinion of counsel to the effect that such transfer will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws.

2.13.        No Public Market. Ventureo understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Ventureo:

3.1.        Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its articles of incorporation or bylaws. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification and the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company..

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3.2.        Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company or the Company’s Board of Directors in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

3.3.        No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Encumbrance upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any applicable Law to which the Company is subject, or by which any property or asset of the Company is bound or affected.

3.4.        Capitalization. The authorized capital stock of the Company consists of One Billion Ten Million (1,010,000,000) shares, with all of such shares having a par value of $0.0001 per share, comprising One Billion (1,000,000,000) shares of common stock (“Common Stock”) and Ten Million (10,000,000) shares of preferred stock (“Preferred Stock”). As of the date of this Agreement, there are 4,000,000 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. As of the date of this Agreement, 2,000,000 shares of Preferred Stock have been designated as Series A Cumulative Convertible Preferred Stock. All shares of Common Stock currently outstanding have been duly authorized, validly issued and are fully paid and non-assessable. There are no preemptive rights, or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, calls, agreements or commitments of any character obligating the Company to issue any shares of its capital stock or any security representing the right to acquire, purchase or otherwise receive any such stock.

3.5.        Acknowledgement of Receipt of Cash; Valuation of Portfolio. The Company acknowledges and confirms that (i) as of the date of this Agreement, it has received the sum of $10,242.97 from Ventureo (or its designees), in the form of direct payments to third parties, which sum is being applied to the cash portion of the purchase price for the Shares, and (ii) its board of directors has adopted resolutions accepting and approving the payment of the cash and the transfer of the Portfolio in full consideration for the Shares, that the board of directors acted in good faith in setting a value for the Portfolio and that the resolutions adopted by the board of directors are final and unassailable by the Company’s stockholders.

3.6.        Consents. The Company is not required to obtain any consent, approval, authorization, declaration of permit of, action by, filing with, notification to or order of any governmental entity or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement.

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3.7.        Operational and Financial Status. The Company has not (i) engaged in substantive business operations other than business and activity related to its organization and the transactions described in this Agreement, (ii) generated any revenues from operations, (iii) entered into any agreements or contracts, whether written or oral, except for its agreements under this Agreement, or (iv) incurred, directly or indirectly, any material obligations or material liabilities.

3.8.        Issuance of the Shares. The Shares, when issued and paid for in accordance with the terms hereof, will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in this Agreement. The Conversion Shares, when issued in accordance with the terms of this Agreement and the Articles of Incorporation, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares equal to the number of shares issuable upon conversion of the Shares.

3.9.        Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a material adverse effect on the business or financial condition of the Company as now conducted or contemplated to be conducted after the date hereof. Neither the Company nor, to the best of the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

ARTICLE 4

MISCELLANEOUS

4.1.        Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any Business Day (as defined below), (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on Schedule B hereto. For purposes of this Agreement, the term “Business Day” means any day other than (i) a Saturday or Sunday or (ii) any other day on which banks in New York, New York are permitted or required to be closed.

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4.2.        Entire Agreement. This Agreement, including all Exhibits and Schedules attached hereto, contain the entire agreement of the parties and supersede any and all prior or contemporaneous agreements between the parties, written or oral, with respect to the transactions contemplated hereby.

4.3.        Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Ventureo or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.4.        Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Ventureo. Ventureo may assign any or all of its rights under this Agreement to any Person to whom Ventureo assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, to all of the provisions of this Agreement.

4.5.        No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.6.        Survival. The representations, warranties, covenants and other agreements contained herein shall survive the date of this Agreement and the delivery, exercise and/or conversion of the Shares, as applicable for a period of two (2) years from the date of this Agreement.

4.7.        Governing Law; Jurisdiction. This Agreement and the rights of the parties hereto shall be interpreted in accordance with the laws of the State of New York, excluding that State’s choice-of-law principles, and all claims relating to or arising out of this Agreement, or the breach hereof, whether sounding in contract, tort or otherwise, shall likewise be governed by the laws of New York, excluding that State’s choice-of-law principles. Each Party hereby irrevocably submits to the jurisdiction of the federal and state courts located in the Borough of Manhattan, City and State of New York (the “New York Courts”). Each party hereto irrevocably consents to service of process in any manner permitted by the New York Courts in any such action or proceeding by the mailing of such documents by registered United States mail, postage prepaid, to the respective address set forth on Schedule B to this Agreement.

4.8.        Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

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4.9.        Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.10.        Captions. The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

Signature page follows.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

APPSOFT TECHNOLOGIES, INC.		VENTUREO, LLC
By:	/s/ Brian Kupchik	By:	/s/ Bryan Glass

Name: Brian Kupchik		Name: Bryan Glass
Title: President		Title: President of Bryan Glass Securities, Inc., the manager of Ventureo, LLC

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SCHEDULE A

MOBILE APPLICATION TITLES INCLUDED IN THE PORTFOLIO

Title: Front-line Gun Master PRO - Contract killer of the underworld empire.

Candy Smasher - Mega tap-ping game! Fly-smart! Don't let the angry monster tube squish you.

Naval Battleship War PRO - Be a captain of your own ship. Sail, aim, boom and raid the pirates in the pacific sea.

Urban Ninja Quest PRO - Jump-ing karate master in a kung-fu blade journey

Zombie Fast-Lane - The Impossible Apocalypse Road

Bike Race Tunnel Riders PRO

Tim Rocket

Roper Bravo PRO

Moto Dirt Trials

Kick-start MC Madness PRO - Show your mad skill,speed and strength in a turbo bike sprint.

Monster Apocalypse

Tsunami Road-kill Run - A Zombie Outbreak Survival.

Axe the Brave Pro - Dragon Slayer

IronShorts

Avro Avenger PRO

Mighty Frontier

Stick-Man Dracula Runner PRO

Skater Boy 2 PRO - End-less Hipster Sub-way explorer!

Monster Dirtbike Mountain Hill Climb - A Fearless and Xtreme drifting sport!

Crazy Goat Jump 2 - Top action mega funny game!

Soccer Ball Dodging - Run between soccer balls

F-16 Madness PRO

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Vengeance of the mighty soul PRO

Kick-start MC Madness - Show your mad skill,speed and strength in a turbo bike sprint.

Attack Chopper 2 Pro - Air-striker warrior against a black-hawk guild. Fly an Apache, dodge to avoid hordes of war-zone chaos.

Stick-Man Shooter - Clear Evil Assassins as a Runner by Best Fun Games For Free

Trigger Beard

Strikeout Baseball Pro

Doodle Reflex 2 - A Brainteaser Game that will measure your speed,accuracy and agility! Let's see how ready you are for this challenge.

Doodle Reflex

Hawker Fury PRO

Legends of Dragons - Rise of the epic mighty hero.

Pop-star: Justin Bieber Edition PRO - Win fan's love while leaving a concert, smile and blow kisses with this beauty

Prepare for Submission

Crazy Goat Jump Pro

Mighty Frontier PRO

Bike Race Tunnel Riders 2 PRO - Real Xtreme Bmx Trek! Pedal through obstacles, avoid danger and drive to infinity.

Attack Choppers PRO - Fighter pilot at war in a hel-icopter builder game

Redneck Attack PRO - Revenge of the bully monster alligator! Throw a dump of snowball and dynamite on angry fly and ridiculous zombie.

Pop-star: Justin Bieber Edition - Win fan's love while leaving a concert, smile and blow kisses with this beauty

Castle Guardians PRO - Legendary warrior against barbarian empire.

Meadow Drive

Candy Smasher PRO - Mega tap-ping game! Fly-smart! Don't let the angry monster tube squish you.

Navy SEAL Zombie Takeover

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Urban Ninja Quest - Jump-ing karate master in a kung-fu blade journey

Attack Chopper 2 - Air-striker warrior against a black-hawk guild. Fly an Apache, dodge to avoid hordes of war-zone chaos.

Plane Warrior PRO

Monster Apocalypse PRO

Fairyland Jumper Delight PRO

Space Alien Escape

Rooftop Monster Dodger

Summoners Combat PRO - Reign of the fallen Nation.

Mad guerilla

Plane Warrior

Tiny Flyers on Flappy Planes

Bravo Force Soldier - Last man standing in a battle-field city.

Monster Dirtbike Mountain Hill Climb PRO - A Fearless and Xtreme drifting sport!

Bloody Mary Shooter 2 PRO - Target, kill and destroy horde of darkness.

A Jumping Chicken Raid PRO — Fred the Invader flying chick.

Rooftop Monster Dodger PRO

Nerd-y Biker Mania - Moto madness on a xtreme trial Rally

Soldier at war PRO!

Alien Big-head invasion - Extreme Combat and Super Laser All in one! Probe and attack the human nation

Apocalypse Jump! Free

Potato Smash

Robot Soldier Dash

Naval Battleship War - Be a captain of your own ship. Sail, aim, boom and raid the pirates in the pacific sea.

Cool Skater Dude

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Attack Choppers - Fighter pilot at war in a hel-icopter builder game

Tim Rocket PRO

Crusty Pitchforks Challenge

Bravo Force Soldier PRO - Last man standing in a battle-field city.

Crazy Zombie Adventure

Axe the Brave - Dragon Slayer

Knights Legendary King PRO - Roman Empire Medieval Age.

Mad guerrilla PRO

Granpa's Sky-line Hoverboard Adventure PRO

FREEWAY NITRO DRAG RACING - Be a fast and expert driver and drifter on a fast-lane street.

Hey! It's Slaying Day Brother

FREEWAY NITRO DRAG RACING PRO - Be a fast and expert driver and drifter on a fast-lane street.

Flying Wrestler - Flappy Style Game

Off-road Rush PRO

Battle Zone 101 PRO

Ancient man warrior PRO - Infinite master jump-er

Tiny Ninja Pixel Jump - Climb the impossible tower while dodging shurikens

Plane Strike

Meadow Drive PRO

Battle-field soldier

Air Rivals

Navy SEALs vs Ninja Kiwi Throwers - A mini tactical assault shooter game

Real Steel Gladiator PRO

Justice Infinite Warrior

BadAss Viking PRO

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Dark king-dom warrior

Trigger Beard PRO

Bloody Mary Shooter 2 - Target, kill and destroy horde of darkness.

Flappy Parrot - Super Wings Flyer

Bike Race Tunnel Riders 2 - Real Xtreme Bmx Trek! Pedal through obstacles, avoid danger and drive to infinity.

Cartoon little war Game - Chop chop kungfu gunner master.

Legally blonde dash PRO - The adventure of Justin the explorer

Infinite Highway - Drive down this impossible road

Alien Big-head invasion PRO - Extreme Combat and Super Laser All in one! Probe and attack the human nation

Doodle Reflex Pro

Tiny Soldier Siege PRO

Nerd-y Biker Mania PRO - Moto madness on a xtreme trial Rally

Off-road Rush

Bike Race Tunnel Riders

Legends of Dragons PRO - Rise of the epic mighty hero.

Vengeance of the mighty soul

Enchanted fairy flyer - Forest adventure with Tinker and friends. Let the magic begins.

Crazy Goat Jump 2 PRO - Top action mega funny game!

F-16 Madness

Fairyland Jumper Delight

Castle Guardians - Legendary warrior against barbarian empire.

Dirt Drive PRO

Soldier at war!

Doodle Reflex 2 PRO - A Brainteaser Game that will measure your speed,accuracy and agility! Let's see how ready you are for this challenge.

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Don't Kick The White Tile Pro - Step Over It

Gravity Elf Flyer PRO

Cool Skater Dude PRO

Stick-man Dracula Jumper PRO - Lost in dark ground. An evolution of of monster stuntman force.

Hilarious Dumb Zombies PRO - Road trip jumping game.

Skater Boy 2 - End-less Hipster Sub-way explorer!

Clumsy Kitty's Voyage PRO

Stick-Man Stuntman Dash PRO - A running, jumping & sprinter game with impossible platform geometry

Stick-Man Shooter PRO - Clear Evil Assassins as a Runner by Best Fun Games For Free

Stick-Man Dracula Runner - The free impossible running, sprinter endless jumping game

Ninja Kung-fu Hustle PRO - Run and jump through the infinity quest, Use your Swift blade and slash the stupid zombies.

Knights Legendary King - Roman Empire Medieval Age

Bloody Mary Shooter Pro

Granpa's Sky-line Hoverboard Adventure

Enchanted fairy flyer PRO - Forest adventure with Tinker and friends. Let the magic begins.

Apocalypse Jump! PRO

Cartoon little war game PRO - Chop chop kungfu gunner master.

Real Steel Gladiator

Don't Kick The White Tile - Step Over It

Motocross Stunt-man Hero PRO

Prepare for Submission

Clumsy Kitty's Voyage

Crazy Goat Jump

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Ninja Kung-fu Hustle - Run and jump through the infinity quest, Use your Swift blade and slash the stupid zombies.

Bloody Mary Shooter

Dark Avenger Rider PRO

Justice Infinite Warrior PRO

Potato Smash PRO

Flappy Goat Rampage

Front-line Gun Master - Contract killer of the underworld empire

Infinite Highway Pro - Drive down this impossible road

Tiny Soldier Siege

Xtreme Biker Mania PRO - A dirt bike challenge filled with hard-core and free-style stunts that will rush your adrenaline.

Pyro Bird Jump - Fly an 8bit jumping birdie!

Pork Dead Belly

Dirt Drive

Lights Out - A World Of Dark-ness

Dark king-dom warrior PRO

Stick-Man Spaceman Sniper PRO - An angry astronaut and his jetpack hunt aliens on a spacewalk

Crusty Pitchforks Challenge PRO

Gravity Elf Flyer

Stickman Sprinter Dash PRO - Impossible platform geometry while running a marathon as a doodle runner

Stick-man Dracula Jumper - Lost in dark ground. An evolution of of monster stuntman force.

Ancient man warrior - Infinite master jump-er.

Flappy Flyer: Justin Bieber & Miley Cyrus Edition - HD

Apocalypse Jump 2 Pro - Test your agility as a mini chubby jumping blob. Your a cartoon like kanga-roo in a tilt avoidance skysafari

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Plane Strike PRO

Motocross Stunt-man Hero

Legally blonde dash - The adventure of Justin the explorer

Commando War Zone PRO

Skater Boy Pro - the fun free jumping, diving, fast paced skateboard game

Tsunami Road-kill Run PRO - A Zombie Outbreak Survival.

Stick-Man Stuntman Dash 2 PRO - A running jumping sprinter game with impossible platform

A Jumping Chicken Raid — Fred the Invader flying chick

Summoners Combat - Reign of the fallen Nation

Jungle Chopper - Fighter pilot at war in a helicopter builder game

Flappy Flying Pop Star - Justin Bieber & Miley Cyrus edition

Hilarious Dumb Zombies - Road trip jumping game.

BadAss Viking

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2010 Federal Register 1.2

2011 Federal Register 1.1

AK - Court Procedure Practice 1.0

AL Code of Criminal Procedure 1.2

Alabama Criminal Code 1.2

Alabama Marriage Law 1.2

Alabama State Code - DroidLaw 1.0

Alabama's Motor Vehicle Code 1.2

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SCHEDULE B

NOTICE COORDINATES

APPSOFT TECHNOLOGIES, INC.	VENTUREO, LLC

1225 Franklin Avenue	20 West Park Avenue
Suite 325	Suite 207
Garden City, NY 11530	Long Beach NY 11561
Attn.: Brian Kupchik, President	Attn.: Bryan Glass
Email: bkupchik@appsofttechnologies.com	Email: bglass@esfi.com

EXHIBIT A

ARTICLES OF INCORPORATION OF APPSOFT TECHNOLOGIES, INC.